SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

R. Scott Cramer, Director
Bennet Tchaikovsky, CFO

November 19-20, 2009
Brean Murray Carret & Co. 2009 China Growth Conference

Safe Harbor Statement

Statements in this presentation may be "forward-looking statements" within the meaning of federal securities laws. The matters discussed herein that are forward-looking statements are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized. Forward-looking statements involve risks and uncertainties that may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition expressed or implied in any forward-looking statements. Such risks include, but are not limited to, competition in the veterinary biopharmaceutical industry, declines in demand for the Company's products, rising raw materials costs, changes to management or key personnel, risks associated with conducting business in China, the Company's ability to expand into markets outside of China and other risks detailed in the Company's filings with the Securities and Exchange Commission. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties. Forward-looking statements made during this presentation speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation.

Because forward-looking statements are subject to risks and uncertainties, we caution you not to place undue reliance on any forward-looking statements. All written or oral forward-looking statements by the Company or persons acting on its behalf are qualified by these cautionary statements.

Company Overview

Leading China-based producer and distributor of veterinary medicines, vaccines, microorganisms and feed additives

- GMP production facilities and processes
- Headquarters: Xi'an, Shaanxi Province
- Over 200 employees
- Only U.S. listed veterinary supply company in China



2009 Recent Events

Completed public offering for 3.22M shares of common stock for gross proceeds of ~$21.0M in July

Began trading on NASDAQ under the symbol "SKBI" in June

Use of proceeds: Construction of new facilities, research and development, marketing, working capital, acquisitions

2009 Recent Events

Presided over the NASDAQ Opening Bell Ringing Ceremony in July

Gained 42 new product approvals in 2009

Improved revenues, gross margins and adjusted net income YTD

Completed forward 2-for-1 stock split in November

Skystar Snapshot

NASDAQ	SKBI
Stock Price (Nov. 17, 2009)	$11.50
52 Week Range	$ 3.10 - $13.50
Shares Outstanding	6.96M
Market Cap	$80.04M
P/E (TTM – Adjusted*)	6.54
YTD Revenues	$22.84M
YTD EPS / Adjusted EPS*	$1.30 / $1.38

All figures reflect the effect of a forward 2-for-1 split of Skystar's common stock effected on November 16, 2009
* Adjusted net income excludes a net loss of $349, 332 in the first nine months of 2009 for the change in fair value of warrants.

SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

Why Invest in Skystar

- High growth bio-pharmaceutical portfolio company with extensive product lines covering all key segments of the animal farming industry
- Proven track record of growing revenue, gross profit and adjusted net income
  - 2003 – 2008 CAGR of 84.39% in revenues; 84.36% in gross margins;131.85% in adjusted net income
- Only U.S.-listed China-based veterinary medicine supply company

Why Invest in Skystar

- Compelling and growing market opportunity driven by China's socio-economic trends
- Aggressive growth strategy in place with fully funded expansion plans
- Unparalleled sales and distribution network
- Diverse customer base covers all 29 farm producing provinces in China
- Experienced management team

SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

Growing Industry

Consolidation of family owned/operated farms and improved technology are driving demand and growth in the veterinary industry

Growing Industry

- China is the world's largest producer of poultry and livestock
- Government supports rapid development of modernization
- GMP certification required by PRC government for all veterinary pharmaceutical and vaccine manufacturers
- Higher living standards spur demand for animal-based food sources
- Industry evolving to large-scale meat processing plants
- Growing pet ownership

**USDA – Economic Research Services - 2006*

Products Lines Address Major Industry Segments

Product	Revenue		Gross Margin	
9 Months Ended Sept. 30, 2009	As a Percentage of Total			
Veterinary Medications	$ 14,999,173	66%	$ 6,060,403	51%
Micro-organisms	$ 5,815,280	25%	$4,254,692	36%
Feed Additives	$ 1,003,628	4%	$599,279	5%
Veterinary Vaccines	$ 1,026,018	5%	$917,053	8%
Total	$ 22,844,099	100%	$11,831,427	100%

Skystar product lines cover all key farming industry segments allowing the company to capture more market shares

Over 170 products in our portfolio

42 new products approved in 2009

SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

Veterinary Medications

Product	Revenue		Gross Margin	
9 Months Ended Sept. 30, 2009	As a Percentage of Total			
Veterinary Medications	$ 14,999,173	66%	$ 6,060,403	51%
Total	$ 22,844,099	100%	$11,831,427	100%

140+ products

- 26 new products introduced in 2009
- Focus on high margin products

SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

Micro-organism

Product	Revenue		Gross Margin	
9 Months Ended Sept. 30, 2009	As a Percentage of Total			
Micro-organisms	$ 5,815,280	25%	$4,254,692	36%
Total	$ 22,844,099	100%	$11,831,427	100%

16 products

- In house production of microbial strain significantly reduced production costs in 2008
- Constructing new production facility projected to increase production capacity by ~49%
- Plan to have revenue contribution in 1Q10; targeted to add $2.7M in revenue and $1.9M in gross margin by 2010

Feed Additives

Product	Revenue		Gross Margin	
9 Months Ended Sept. 30, 2009	As a Percentage of Total			
Feed Additives	$ 1,003,628	4%	$599,279	5%
Total	$ 22,844,099	100%	$11,831,427	100%

10 products

- Increase yield
- Improve health of livestock

Veterinary Vaccines

Product	Revenue		Gross Margin	
9 Months Ended Sept. 30, 2009	As a Percentage of Total			
Veterinary Vaccines	$ 1,026,018	5%	$917,053	8%
Total	$ 22,844,099	100%	$11,831,427	100%

10 products (active and inactive)

- Constructing new production facility projected to increase production capacity by 2,300%
- Plan to have revenue contribution in 1Q10; targeted total $14 million in revenues and $8.4 to $9.8 million in gross margin in 2010

Effective R&D Capabilties

Xi'an R&D Facilities

Over 25 researchers responsible for developing new medicines and vaccines in response to epidemics, pandemics and diseases

Two labs:
Veterinary Medicine Lab and Microorganism Lab

One Quality Inspection Center

Effective R&D Capabilties

Shanghai R&D Facilities

5 researchers from the Chinese Academy of Agricultural Sciences

Responsible for evaluating and implementing manufacturing and medical technology from around China and around the world

Responsible for evaluating and implementing short-term and long-term planning for future medications and vaccines

Bringing Products to Market

Launched several products targeting porcine reproductive and respiratory syndrome (PRRS), aka Blue Ear Disease

- April, 2007: launched Chinese Goldthread (Huanglian) Detoxification Powder ("CGDP")
- July, 2007: launched First Aid Kit for Swine High Fever Syndrome
- Cures complications caused by blue ear disease
- Sold over 31,000 kits to date

Customers and Distribution

1,276 distribution agents

473 direct customers

Diverse customer base

Distribution to all 29 farming provinces in China

Skystar's Competitive Advantages

Only U.S. listed veterinary supply company in China

Majority of competitors only offer 1-2 product lines

High barriers of entry for international competitors

Skystar's Competitive Advantages

Nationally recognized branding

Established 350+ franchise stores in 2007-2008

Largest competitors are state-owned enterprises

Growth Strategy

Introduce New Products

42 new products approved in 2009

Covers all four product lines

Leverage R&D capabilities to continue to add to portfolio and increase market share

Growth Strategy

Expand Manufacturing Capabilities

Two new facilities scheduled for completion in late 4Q09

Build-out is fully funded

Targets additional $16.7M in revenue and $10.3 to $11.7M in gross margin by 2010

Growth Strategy

Acquisition Targets

- Leverage distribution network with existing product lines
- Non-GMP facilities with complimentary products
- GMP facilities
- Targeting highly accretive acquisitions

SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

Annual Revenue Growth



CAGR 37.7%
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$9.80
$15.10
$25.58
$22.80
2006
2007
2008
9 Months 2009
Revenue ($MM)

SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

YTD Revenue Growth


CAGR 30.8%
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$10.20
$17.20
$22.80
9 Months 2007
9 Months 2008
9 Months 2009
Revenue ($MM) for the 9 Months Ended September 30

SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

Third Quarter Revenue Growth



CAGR 32.9%
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$5.45
$10.05
$12.78
3Q07
3Q08
3Q09
Revenue ($MM) For the 3 Months Ended September 30

SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

Annual Gross Margin Expansion


$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
CAGR 42.7%
44.7%
55.4%
49.9%
51.8%
$4.40
$8.34
$12.78
$11.80
2006
2007
2008
9 Months 2009
Gross Margin ($MM)
Gross Margin (%)

SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

YTD Gross Margin Expansion


$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
57.1%
51.6%
51.8%
CAGR 26.7%
$5.80
$8.90
$11.80
9 Months 2007
9 Months 2008
9 Months 2009
Gross Margin ($MM) for the 9 Months Ended..

SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

Third Quarter Gross Margin Expansion



$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
58.4%
51.6%
52.2%
CAGR 28.0%
$3.18
$5.19
$6.67
3Q07
3Q08
3Q09
Gross Margin ($MM)
Gross Margin (%)

SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

Annual Adjusted Net Income Growth



$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
25.0%
15.0%
5.0%
24.3%
27.9%
26.2%
29.1%
$2.38
$4.20
$6.70
$6.64
CAGR 41.20%
2006
2007
2008
9 Months 2009
Net Income ($MM)
Profit Margin

SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

YTD Adjusted Net Income Growth



$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
31.0%
29.0%
27.0%
25.0%
23.0%
21.0%
19.0%
17.0%
15.0%
28.2%
30.2%
29.1%
CAGR 32.2%
$2.88
$5.20
$6.64
9 Months 2007
9 Months 2008
9 Months 2009
Net Income ($MM)
Profit Margin

SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

Annual Adjusted Net Income

	9 Months Ended	12 Months Ended December 31	
	2009	2008	2007
Net income (loss)	$6,295,181	$5,596,183	($1,956,976)
Non recurring non-cash charges:			
Amortization of deferred financing	-	101,815	879,212
Amortization of discount on debentures	-	680,446	3,716,243
Amort of deferred compensation	-	62,758	643,119
Inducement costs for debentures converted	-	257,775	634,450
Inducement costs for warrants exercised	-	-	279,547
Change in fair value of warrants	349,332	-	-
Income net of non-recurring non-cash items	**$6,644,513**	**$6,698,977**	**$4,195,595**

High Margin Products

	9 Months Ended 9/30/09		
	Revenues	Gross Margin	GM %
Veterinary Medications	$14,999,173	$6,060,403	40%
Micro-organism	5,815,280	4,254,692	73%
Feed Additives	1,003,628	599,279	60%
Vaccines	1,026,018	917,053	89%
Total	$22,844,059	$11,831,427	52%

SKYSTAR BIO-PHARMACEUTICAL CO., LTD.

Select Balance Sheet Data

As of:	Sept. 30, 2009	June 30, 2009
Cash	$14.8M	$411,000
Current Assets	$36.2M	$17.6M
Current Liabilities	$3.8M	$6.36M

Weibing Lu - Chairman and CEO



- Founded Xian Tianxing Bio-Pharmaceutical Co., Ltd. (our operating company in China) in 1997
- BS from Wuhan University in 1985 and MBA from Xi'an Jiaotong University in 1999
- Awarded Outstanding Entrepreneur of Xi'an Feed Industry in 2002
- Appointed as a Director of Xi'an Institute of Feed Industry

Wei Wen - Director and Vice General Manager



- Secretary of the Board and Vice GM since founding of the Company
- Graduated from Xi'an University of Science and Industry in 1986
- Manager and Vice GM at the Sales Department of two companies before joining Skystar

Bennet P. Tchaikovsky, CPA, Esq. - CFO



- Part-time CFO China JoJo Drugstores, Inc. (OTCBB: CJJD.OB)
- Former CFO of Innovative Card Technologies, Inc. (OTCBB: INVC)
- Director of Ever-Glory International Group (NYSE AMEX: EVK)
- Director of Sino Clean Energy Inc. (OTCBB: SCLX.OB)
- Graduate of Southwestern University School of Law
- Licensed as a CPA in California

Erna Gao - VP Finance & Administration



- Served as our Chief Financial Officer from March 2004 through May 2008
- Former Chief Accountant at Dongda Petroleum Company
- Graduated from Xi'an TB University with a degree in Accounting

Skystar Bio-Pharmaceutical Co., Ltd.

Scott Cramer, Director & US Spokesperson



- Former CEO, CFO of The Cyber Group
- Founder and President of Cramer & Associates, a firm specializing in retirement management, estate planning and investments
- Registered Representative - Series 7, 63, 65

SKYSTAR BIO-PHARMACEUTICAL CO., LTD.